UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51103	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street
New York, NY		10041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 968-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 2.02.    Results of Operations and Financial Condition

On July 31, 2008, GFI Group Inc. issued a press release announcing that an earlier press release issued on July 31, 2008 and furnished on a Form 8-K under this Item 2.02 incorrectly identified the record date and the payment date for the Company’s second quarter cash dividend of $.05 per share.  The correct record date is Friday, August 15, 2008 and the correct payment date is Friday, August 29, 2008.

A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report, including exhibits attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as may otherwise be expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits:

Exhibit	Description
99.1	Press release, dated July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: August 4, 2008
	By:	/s/ J. Christopher Giancarlo
	Name:	J. Christopher Giancarlo
	Title:	Executive Vice President